Income Taxes	9 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
10 - Income Taxes
For the three months ended December 31, 2024 and 2023, income tax benefit (expense) was $(16.0) million and $(59.0) million, respectively. For the nine months ended December 31, 2024 and 2023, income tax benefit (expense) was $6.0 million and $(72.0) million, respectively. For the three months ended December 31, 2024 and 2023, the income tax benefit (expense) as a percentage of income before taxes was (6.0)% and (40.4)%, respectively. For the nine months ended December 31, 2024 and 2023, the income tax benefit (expense) as a percentage of income before taxes was 1.0% and (46.8)%, respectively.
The effective rate decreased compared to the same period last year primarily due to windfall tax benefits associated with share-based compensation arising in the three and nine months ended December 31, 2024. Additionally, a $25.0 million contingency was released in the nine months ended December 31, 2024, following the resolution of a tax inquiry.
For the three and nine months ended December 31, 2024 and 2023, the effective rate differed from the U.K. statutory rate of 25% in all periods, primarily due to patent box, research and development tax credits and the tax impact of share-based compensation cost. As noted above there was also a $25.0 million release of a contingency provision in the nine months ended December 31, 2024, following the resolution of a tax inquiry.